N-SAR Exhibit: Sub-item 77q1

Legg Mason Global Asset Management Trust
Legg Mason Strategic Real Return Fund

Registrant incorporates by reference Registrant's MANAGEMENT AGREEMENT and SUBADVISORY AGREEMENTS filed as exhibits to Amendment No.2 to post-effective Form N-1A filed on February 26, 2010 (Accession No. 0001193125-10-043046).